                                  EXHIBIT 10.1

                     (Agreement and Plan of Share Exchange)

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                      AGREEMENT AND PLAN OF SHARE EXCHANGE

                                     BETWEEN

                        AMERICAN CONSOLIDATED MINING CO.

                                       AND

                              RENAISSANCE MAN, INC.


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                                TABLE OF CONTENTS

         1. Plan of Share Exchange..........................................1

         2. Exchange of Shares..............................................1

         3. Pre-Closing Events..............................................2

         4. Exchange of Securities..........................................2

         5. Post Acquisition Events.........................................2

         6. Other Matters...................................................3

         7. Delivery of Shares..............................................3

         8. Representations of RMI Shareholders.............................3

         9. Representations of RMI..........................................4

         10. Representations of ACMC........................................6

         11. Closing........................................................7

         12. Conditions Precedent to the Obligations of RMI.................8

         13. Conditions Precedent to the Obligations of ACMC ...............9

         14. Indemnification...............................................10

         15. Nature and Survival of Representations........................10

         16. Documents at Closing..........................................11

         17. Finder's Fees.................................................12

         18. Confidentiality...............................................12

         19. Miscellaneous.................................................13


Exhibit A - RMI Stockholder Schedule
Exhibit B - Amendment to Articles of Incorporation
Exhibit C - Investment Letter


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                      AGREEMENT AND PLAN OF SHARE EXCHANGE


         This Agreement and Plan of Share Exchange (hereinafter the "Agreement") is entered into effective as of this 14th day of July, 2001, by and among American Consolidated Mining Co., a Utah corporation (hereinafter "ACMC"), Renaissance Man, Inc., a Texas corporation (hereinafter "RMI") and the owners of all the outstanding shares of common stock of RMI (hereinafter the "RMI Stockholders").

                                    RECITALS:

         WHEREAS, the RMI Stockholders own 9,350,000 shares of RMI common stock which represents all of the issued and outstanding shares of RMI (the "RMI Common Stock"). ACMC desires to acquire the RMI Common Stock solely in exchange for voting common stock of ACMC, making RMI a wholly-owned subsidiary of ACMC; and

         WHEREAS, the RMI Stockholders (as set forth on the attached Exhibit "A") desire to acquire voting common stock of ACMC in exchange for the RMI Common Stock, as more fully set forth herein.

         NOW THEREFORE, for the mutual consideration set out herein and other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

         1. Plan of Share Exchange. It is hereby agreed that all of the RMI Common Stock shall be acquired by ACMC in exchange solely for ACMC common voting stock (the "ACMC Shares"). It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of RMI shall be acquired by ACMC in exchange solely for ACMC common voting stock and that this entire transaction qualify as a corporate reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related or other applicable sections thereunder. However, neither party is making any representations or warranties regarding the tax treatment of this transaction.

         2. Exchange of Shares. ACMC and RMI Stockholders agree that on the Closing Date or at the Closing as hereinafter defined, the RMI Common Stock shall be delivered at Closing to ACMC in exchange for the ACMC Shares, after giving effect to a 100 to 1 reverse stock split (the "ACMC Reverse Stock Split") as to all presently outstanding shares of ACMC common stock, as follows:

         (a) At Closing, ACMC shall, subject to the conditions set forth herein, issue an aggregate of 11,000,000 shares of ACMC common stock for immediate delivery to the RMI Stockholders on the basis of 1.176470588 ACMC Shares for each outstanding share of RMI Common Stock.

         (b) Unless otherwise agreed by ACMC and RMI this transaction shall close only in the event ACMC is able to acquire all of the outstanding RMI Common Stock.

         3. Pre-Closing Events. The Closing is subject to the completion of the following:

         (a) ACMC shall have authorized 70,000,000 shares of $.01 par value common stock.

         (b) ACMC shall have effectuated the ACMC Reverse Stock Split at or prior to Closing, and shall have 1,500,000 shares of its common stock issued and outstanding and no other shares of capital stock issued or outstanding.

         (c) ACMC shall demonstrate to the reasonable satisfaction of RMI that it has no material assets and that its liabilities, contingent and fixed, do not exceed $10,000.

         4. Exchange of Securities. As of the Closing Date each of the following shall occur:

         (a) Each share of RMI Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for 1.176470588 ACMC Shares to be delivered at Closing. All such outstanding shares of RMI Common Stock shall be deemed, after Closing, to be owned by ACMC. The holders of such certificates previously evidencing shares of RMI Common Stock outstanding immediately prior to the Closing Date shall cease to have any rights with respect to such shares of RMI Common Stock except as otherwise provided herein or by law;

         (b) Any shares of RMI Common Stock held in the treasury of RMI immediately prior to the Closing Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto; and

         (c) The 1,500,000 shares of ACMC common stock previously issued and outstanding prior to the Closing, after giving effect to the ACMC Reverse Split, will remain outstanding.

         5. Other Events Occurring at Closing. At Closing, the following shall be accomplished:

         (a) ACMC shall file an amendment to its Articles of Incorporation with the Division of Corporation and Commercial Code of the State of Utah in substantially the form attached hereto as Exhibit "B" effecting an amendment to its Certificate of Incorporation to reflect a name change and to accomplish the ACMC Reverse Stock Split, all as set forth in the attached Exhibit "B".

         (b) The resignation of the existing ACMC officers and directors and appointment of new officers and directors as described in Section 12(f) hereof.

         6. Other Matters.

         (a) Except as otherwise described herein, including the ACMC Reverse Stock Split, there shall be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of, ACMC's capital stock after the date hereof and there shall be no dividends paid on ACMC's capital stock after the date hereof, in each case through and including the Closing Date.

         (b) RMI shall have received all requisite director and shareholder approval of all matters set forth herein, and no shareholder of RMI shall have exercised any dissenters rights under applicable corporate law.

         (c) ACMC shall have received all requisite director and shareholder approval of the matters set forth herein.

         (d) All parties hereto acknowledge and recognize that in 1994 ACMC filed a Form 10 with the Securities and Exchange Commission registering ACMC's common stock pursuant to section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") which Form 10 became effective 60 days after filing. As a result of the Form 10 filing, ACMC became obligated to file annual reports on Form 10-K or 10-KSB, quarterly reports on Form 10-Q or 10-QSB, Current Reports on Form 8-K, other reports and information as described in the 1934 Act and related rules and to otherwise comply with various provisions of the 1934 Act and related rules. Since the Form 10 became effective, the Company has failed to comply with substantially all of the obligations imposed upon it by the 1934 Act (the "1934 Act Violations"). As a result, ACMC could be subject to substantial civil and criminal penalties due to such non-compliance. There can be no assurance that substantial civil and criminal penalties will not be imposed. Moreover, in those instances where ACMC has held shareholder meetings without complying with the proxy rule requirements found in the 1934 Act and related rules, such shareholder actions may be invalid and illegal.

         7. Delivery of Shares. On or as soon as practicable after the Closing Date, RMI will use its best efforts to cause the RMI Stockholders to surrender for cancellation certificates representing their shares of RMI Common Stock, against delivery of certificates representing the ACMC Shares for which the shares of RMI Common Stock are to be exchanged at Closing.

          8. Representations of RMI Stockholders. RMI Stockholders hereby represent and warrant each only as to its own RMI Common Stock, effective this date and the Closing Date as follows:

         (a) Except as may be set forth in Exhibit "A", the RMI Common Stock is free from claims, liens, or other encumbrances, and at the Closing Date RMI Stockholders will have good title and the unqualified right to transfer and dispose of such RMI Common Stock.

         (b) Each RMI Stockholder, respectively, is the sole owner of the issued and outstanding RMI Common Stock as set forth in Exhibit "A";

         (c) No RMI Stockholder has the present intent to sell or dispose of the ACMC Shares and no RMI Stockholder is under a binding obligation, formal commitment, or existing plan to sell or otherwise dispose of the ACMC Shares.

         9. Representations of RMI. RMI hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) Except as noted on Exhibit "A", the RMI Stockholders listed on the attached Exhibit "A" are the sole owners of record and beneficially of the issued and outstanding common stock of RMI.

         (b) RMI has no outstanding or authorized capital stock, warrants, options or convertible securities other than as described in the RMI Financial Statements or in Exhibit "A", attached hereto.

         (c) RMI has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors and shareholders of RMI. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which RMI is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to RMI or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of RMI.

         (d) The audited financial statements as of and for the period ended December 31, 2000, which have been or will shortly be delivered to ACMC (hereinafter referred to as the "RMI Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of RMI as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the RMI Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of RMI as reflected in the RMI Financial Statements. RMI has good title to all assets shown on the RMI Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The RMI Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (e) Since the date of the RMI Financial Statements, there have not been any material adverse changes in the financial position of RMI except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of RMI.

         (f) RMI is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the RMI Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against RMI.

         (g) RMI is in good standing in its jurisdiction of incorporation, and is in good standing and duly qualified to do business in each jurisdiction where required to be so qualified except where the failure to so qualify would have no material negative impact on RMI.

         (h) RMI has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (i) RMI has not materially breached any material agreement to which it is a party. RMI has previously given ACMC copies or access thereto of all material contracts, commitments and/or agreements to which RMI is a party including all relationships or dealings with related parties or affiliates.

         (j) RMI has no subsidiary corporations except as described in writing to ACMC.

         (k) RMI has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of ACMC prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (l) The execution of this Agreement does not materially violate or breach any material agreement or contract to which RMI is a party and has been duly authorized by all appropriate and necessary corporate action under Texas law and RMI, to the extent required, has obtained all necessary approvals or consents required by any agreement to which RMI is a party.

         (m) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (n) All information regarding RMI that has been delivered to ACMC by RMI for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         10. Representations of ACMC. ACMC hereby represents and warrants as follows, which warranties and representations shall also be true as of the Closing Date:

         (a) As of the Closing Date, the ACMC Shares to be issued and delivered to the RMI Stockholders hereunder will, when so issued and delivered, constitute, duly authorized, validly and legally issued shares of ACMC common stock, fully-paid and nonassessable.

         (b) ACMC has the corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of ACMC. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which ACMC is a party and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to ACMC or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the Articles of Incorporation or Bylaws of ACMC.

         (c) The audited financial statements as of and for the period ended December 31, 2000, which have been or shortly will be delivered to RMI (hereinafter referred to as the "ACMC Financial Statements") are or will be when delivered complete and accurate and fairly present the financial condition of ACMC as of the date thereof and the results of its operations for the period covered. There are no material liabilities or obligations, either fixed or contingent, not disclosed in the ACMC Financial Statements or in any exhibit or notes thereto other than contracts or obligations in the ordinary course of business; and no such contracts or obligations in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of ACMC as reflected in the ACMC Financial Statements. ACMC has good title to all assets shown on the ACMC Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record. The ACMC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto).

         (d) Since the date of the ACMC Financial Statements, there have not been any material adverse changes in the financial position of ACMC except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ACMC.

         (e) ACMC is not a party to any material pending litigation or, to its best knowledge, any governmental investigation or proceeding, not reflected in the ACMC Financial Statements, and to its best knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against ACMC.

         (f) ACMC is in good standing in the State of Utah.

         (g) ACMC has (or, by the Closing Date, will have filed) all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Closing Date.

         (h) ACMC has not materially breached any material agreement to which it is a party. ACMC has previously given RMI copies or access thereto of all material contracts, commitments and/or agreements to which ACMC is a party including all relationships or dealings with related parties or affiliates.

         (i) ACMC has no subsidiary corporations except as described in writing to RMI.

         (j) ACMC has made all material corporate financial records, minute books, and other corporate documents and records available for review to present management of RMI prior to the Closing Date, during reasonable business hours and on reasonable notice.

         (k) The execution of this Agreement does not materially violate or breach any material agreement or contract to which ACMC is a party and has been duly authorized by all appropriate and necessary corporate action under Utah law and ACMC, to the extent required, has obtained all necessary approvals or consents required by any agreement to which ACMC is a party.

         (l) There are no existing options, calls, warrants, preemptive rights or commitments of any character relating to the issued or unissued capital stock or other securities of ACMC, except as contemplated in this Agreement.

         (m) All information regarding ACMC that has been delivered to RMI by ACMC for use in connection with the transaction (the "Acquisition") described herein is true, complete and accurate in all material respects.

         (n) Notwithstanding the foregoing representations and warrants, ACMC makes no representations and warranties with respect to the possible penalties, liabilities or effects of the 1934 Act Violations.

         11. Closing. The Closing of the transactions contemplated herein shall take place on such date (the "Closing") as mutually determined by the parties hereto when all conditions precedent have been met and all required documents have been delivered, which Closing shall be no later than thirty days following ACMC shareholder approval of the reverse stock split reference in Section 3(b), unless extended by mutual consent of all parties hereto. The "Closing Date" of the transactions described herein (the "Acquisition"), shall be that date on which all conditions set forth herein have been met and the ACMC Shares are issued in exchange for the RMI Common Stock.

         12. Conditions Precedent to the Obligations of RMI. All obligations of RMI under this Agreement are subject to the fulfillment, prior to or as of the Closing and/or the Closing Date, as indicated below, of each of the following conditions:

         (a) The representations and warranties by or on behalf of ACMC contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing and Closing Date as though such representations and warranties were made at and as of such time.

         (b) ACMC shall have performed and complied with all covenants, agreements, and conditions set forth in, and shall have executed and delivered all documents required by this Agreement to be performed or complied with or executed and delivered by it prior to or at the Closing.

         (c) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of ACMC, shall have approved in accordance with applicable state corporation law and the 1934 Act the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

         (d) On or before the Closing Date, ACMC shall have delivered to RMI certified copies of resolutions of the board of directors and shareholders of ACMC approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable ACMC to comply with the terms of this Agreement including the election of RMI's nominees to the Board of Directors of ACMC and all matters outlined herein.

         (e) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition.

         (f) At Closing, the existing officers and directors of ACMC shall have resigned in writing from all positions as directors and officers of ACMC effective upon the election and appointment of the RMI nominees.

         (g) At the Closing, all instruments and documents delivered to RMI and RMI Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for RMI.

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) RMI and RMI Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) RMI shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, RMI shall have determined that, in RMI's sole discretion, the financial condition of ACMC and the condition of ACMC otherwise is suitable to RMI and its stockholders. In the event that RMI determines, in its sole discretion, that ACMC is not suitable to RMI or its stockholders for any reason whatsoever, then RMI may rescind this Agreement by giving written notice to ACMC. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         13. Conditions Precedent to the Obligations of ACMC. All obligations of ACMC under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) The representations and warranties by RMI and RMI Stockholders contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true in all material respects at and as of the Closing as though such representations and warranties were made at and as of such time.

         (b) RMI shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (c) RMI shall deliver on behalf of the RMI Stockholders a letter commonly known as an "Investment Letter," signed by each of said shareholders, in substantially the form attached hereto as Exhibit "C", acknowledging that the ACMC Shares are being acquired for investment purposes.

         (d) On or before the Closing, the board of directors, and shareholders representing a majority interest the outstanding common stock of RMI, shall have approved in accordance with applicable state corporation law and the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and no shareholder of RMI shall have exercised dissenters rights under applicable corporate law.

         (e) On or before the Closing Date, RMI shall have delivered to ACMC certified copies of resolutions of the board of directors and shareholders of RMI approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable RMI to comply with the terms of this Agreement.

         (f) At the Closing, all instruments and documents delivered to ACMC pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for ACMC.

         (g) The Acquisition shall be permitted by applicable law and ACMC shall have sufficient shares of its capital stock authorized to complete the Acquisition

         (h) The shares of restricted ACMC capital stock to be issued to RMI Stockholders at Closing will be validly issued, nonassessable and fully-paid under Utah law and will be issued in compliance with all federal, state and applicable corporation and securities laws.

         (i) ACMC and ACMC Stockholders shall have received the advice of their tax advisor, if deemed necessary by them, as to all tax aspects of the Acquisition.

         (j) ACMC shall have received all necessary and required approvals and consents from required parties and its shareholders.

         (k) After completing it due diligence investigation prior to the closing, ACMC shall have determined that, in ACMC's sole discretion, the financial condition of RMI and the condition of RMI otherwise is suitable to ACMC and its stockholders. In the event that ACMC determines, in its sole discretion, that RMI is not suitable to ACMC or its stockholders for any reason whatsoever, then ACMC may rescind this Agreement by giving written notice to RMI. In the event of any such rescission, this Agreement thereafter shall be null and void and neither party shall have any obligation to the other.

         14. Indemnification.

         (a) For a period of one year from the Closing, ACMC agrees to indemnify and hold harmless RMI, and for the same period RMI agrees to indemnify and hold harmless ACMC, against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any material misrepresentations made by an indemnifying party to an indemnified party, an indemnifying party's breach of covenant or warranty or an indemnifying party's nonfulfillment of any agreement hereunder, or from any material misrepresentation in or omission from any certificate furnished or to be furnished hereunder.

         (b) For a period of one year from the Closing, in the event that the liabilities of ACMC exceed $10,000 on the Closing date ACMC agrees to indemnify RMI for the amount of said liabilities in excess of $10,000.

         (c) For a period of one year from the Closing, in the event that the liabilities of RMI are materially different than disclosed to ACMC in ACMC's due diligence investigation prior to the Closing, then RMI agrees to indemnify ACMC for the amount of said liabilities in excess of the disclosed amounts.

         15. Nature and Survival of Representations. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby for one year from the Closing. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and not upon any investigation upon which it might have made or any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         16. Documents at Closing. At the Closing, the following documents shall be delivered:

         (a) RMI will deliver, or will cause to be delivered, to ACMC the following:

                  (i) a certificate executed by the President and Secretary of RMI to the effect that all representations and warranties made by RMI under this Agreement are true and correct as of the Closing, the same as though originally given to ACMC on said date;

                  (ii) a certificate from the jurisdiction of incorporation of RMI dated at or about the Closing to the effect that RMI is in good standing under the laws of said jurisdiction;

                  (iii) certified copies of resolutions adopted by RMI's board of directors and RMI's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) Investment Letters in the form attached hereto as Exhibit "C" executed by each RMI Stockholder;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement; and

                  (vi) all other items, the delivery of which is a condition precedent to the obligations of ACMC as set forth herein.

         (b) ACMC will deliver or cause to be delivered to RMI:

                  (i) stock certificates representing the ACMC Shares to be issued as a part of the stock exchange as described herein;

                  (ii) a certificate of the President and Secretary of ACMC, to the effect that all representations and warranties of ACMC made under this Agreement are true and correct as of the Closing, the same as though originally given to RMI on said date;

                  (iii) certified copies of resolutions adopted by ACMC's board of directors and ACMC's Stockholders authorizing the Acquisition and all related matters described herein;

                  (iv) certificate from the jurisdiction of incorporation of ACMC dated at or about the Closing Date that ACMC is in good standing under the laws of said state;

                  (v) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

                  (vi) resignation of the existing officer and director of ACMC;

                  (vii) all corporate and financial records of ACMC; and

                  (viii) all other items, the delivery of which is a condition precedent to the obligations of RMI, as set forth herein.

         17. Finder's Fees. ACMC, represents and warrants to RMI, and RMI represents and warrants to ACMC, that neither of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any "broker" of "finder" or similar person in connection with this Agreement or any of the transactions contemplated hereby. In this regard, ACMC, on the one hand, and RMI on the other hand, will indemnify and hold the other harmless from any claim, loss, cost or expense whatsoever (including reasonable fees and disbursements of counsel) from or relating to any such express or implied liability.

         18. Confidentiality.

         (a) Confidential Information. As used in this Agreement, the term "Confidential Information" shall mean (a) any material information relating to ACMC that has not been publicly disclosed by means of disclosure on an report, registration statement or proxy statement with the Securities and Exchange Commission, (b) information marked or designated by ACMC as confidential; (c) information, whether or not in written form and whether or not designated as confidential, which is known to a party as being treated by as confidential by ACMC; (d) information provided to any party by third parties which the any party is obligated to keep confidential, and (e) information relating to the terms and existence of this Agreement.

         (b) Non-use and Nondisclosure. Each of the parties agrees not to use any Confidential Information for any purpose except to evaluate and engage in discussions concerning this Agreement and the potential business relationship relating thereto. The parties agree not to disclose any Confidential Information of ACMC to third parties or to employees or associates of the receiving party, except to those employees who are required to have the Confidential Information in order to evaluate or engage in discussions concerning the contemplated business relationship.

         (c) Maintenance of Confidentiality. The parties agree to take all reasonable measures to protect the secrecy of and prevent the disclosure and unauthorized use of ACMC's Confidential Information. Without limiting the foregoing, the receiving party shall take at least those measures that the receiving party takes to protect its own Confidential Information and shall have its employees who have access to ACMC's Confidential Information sign a non-use and nondisclosure agreement relating to ACMC's Confidential Information. A receiving party shall immediately notify ACMC in the event of any unauthorized use of disclosure of ACMC's Confidential Information.

         19. Miscellaneous.

         (a) Further Assurances. At any time, and from time to time, after the Closing Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         (b) Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         (c) Termination. All obligations hereunder may be terminated at the discretion of either party's board of directors if (i) the closing conditions specified in Sections 12 and 13 are not met within thirty days following the ACMC shareholder approval of the reverse stock split referenced in Section 3(b), unless extended by mutual agreement of the parties, (ii) any of the representations and warranties made herein have been materially breached or
(iii) the Agreement is terminated pursuant to Sections 12(k) or 13(k).

         (d) Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

         (e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

         (f) Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah.

         (i) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

         (j) Entire Agreement. This Agreement and the attached Exhibits constitute the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

         (k) Time. Time is of the essence.

         (l) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (m) Responsibility and Costs. All fees, expenses and out-of-pocket costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


AMERICAN CONSOLIDATED MINING CO.                 RENAISSANCE MAN, INC.




By: /s/ Steven J. Haslam                         By: /s/ Herschel Walker
   ------------------------------                    ----------------------
   President                                         RMI President



By:  /s/ John M. DeNiro
    -----------------------------
    John M. DeNiro, Secretary

Counterpart Signature Page to the Agreement and Plan of Share Exchange


         The undersigned hereby agrees to become a party as an RMI Stockholder to the Agreement and Plan of Share Exchange dated July 14, 2001 between American Consolidated Mining Co., Renaissance Man, Inc. (the "RMI") and the RMI Stockholders named therein. The undersigned hereby authorizes the RMI to attach this counterpart signature page to the Agreement and Plan of Share Exchange and to add the name of the undersigned to the list of RMI Stockholders set forth in Exhibit A to the Agreement and Plan of Share Exchange.



Dated: _____________                          _______________________________
                                                  (signature)

                                              Address: ________________________

                                                       ________________________

                                   EXHIBIT "A"

                            RMI STOCKHOLDER SCHEDULE

       Name                                  Number of Shares of Common Stock
       ----                                  --------------------------------
     Jack Shaw                                           1,000,000
     Brian K. Holden                                     1,000,000
     Herschel Walker                                     1,000,000
     G. Diane McKnight                                   1,000,000
     Myka Dean                                           1,000,000
     Judith T. Lauterbach                                1,000,000
     Aloe Commodities International, Inc.                1,000,000
     George Mappin                                       1,000,000
     Jerrilyn Brennan                                      500,000
     Deanna Brennan                                        500,000
     Leren E. Bagley

Total Issued and Outstanding                             9,350,000
Total Authorized                                        10,000,000

                                   EXHIBIT "B"

                     AMENDMENT TO ARTICLES OF INCORPORATION


[to be completed]

                                   EXHIBIT "C"

                                INVESTMENT LETTER

         In connection with the Agreement and Plan of Share Exchange dated July 14, 2001 (the "Agreement"), between American Consolidated Mining Co. ("ACMC"), Renaissance Man, Inc. ("RMI") and the RMI Stockholders named therein, the undersigned hereby represents and warrants as follows:

                  (a) The undersigned's representations in this letter are complete and accurate to the best of the undersigned's knowledge, and ACMC and RMI may rely upon them.

                  (b) The undersigned is able to bear the economic risk of an investment in the ACMC common stock (the "Securities") for an indefinite period of time, can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for the undersigned's current needs and possible future contingencies. Additionally, the undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth and the share exchange described in the Agreement will not cause such overall commitment to become excessive.

                  (c) The Securities will not be sold by the undersigned without registration under applicable securities acts or a proper exemption from such registration.

                  (d) The Securities are being acquired for the undersigned's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The undersigned is aware that there are substantial restrictions on the transferability of the Securities.

                  (e) The undersigned has had access to any and all information concerning ACMC that the undersigned and the undersigned's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, the undersigned has had access to the ACMC Financial Statements and to the business documents referenced in Section 10(c) and 10 (j) of the Agreement and is aware of ACMC's failure to comply with its reporting obligations as described in Section 6(d) of the Agreement. In making the decision to purchase the Securities by entering into the Agreement, the undersigned and his or her advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in ACMC will depend upon the individual circumstances of the undersigned. The undersigned further understands that no opinion is being given as to any securities or tax matters involving the transactions contemplated by the Agreement.

                  (f) All of the representations and warranties of the undersigned contained herein and all information furnished by the undersigned to ACMC are true, correct and complete in all respects, and the undersigned agrees to notify ACMC immediately of any change in any representation, warranty or other information set forth herein.

                  (g) The undersigned also understands and agrees that stop transfer instructions relating to the Securities will be placed in ACMC's stock transfer ledger, and that the Securities sold will bear legends in substantially the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the issuer.

                  (h) The undersigned knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

                  (i) The undersigned has the capacity to protect the undersigned's own interest in connection with this transaction or has a pre-existing personal or business relationship with ACMC or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

                  (j) The Securities offered hereby were not offered to the undersigned by way of general solicitation or general advertising and at no time was the undersigned presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement.

                  (k) If initialed below, The undersigned represents that The undersigned is an "accredited investor" as defined under Rule 501 of Regulation D by reason of:

FOR INDIVIDUALS ONLY (INITIAL IF APPLICABLE):

_______  1.       I had individual income (exclusive of any income attributable
Initial           to my spouse) in excess of $200,000 in each of the most recent
Here              two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.

_______  2.       I have an individual net worth, or my spouse and I have a
Initial           combined individual net worth, in excess of $1,000,000. For
Here              purposes of this Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

_______  3.       I am qualified as an "accredited investor" pursuant to Rule
Initial           501(a) of Regulation D of the 1933 Act for the following
Here              reason: ______________________________________________________


FOR CORPORATIONS AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the Partnership or
Initial           Corporation that he/she represents possesses total assets in
Here              excess of $5,000,000 and was not formed for the specific
                  purpose of acquiring the securities offered by ACMC.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the Partnership or Corporation that he/she represents, that
Here              all of the beneficial owners of equity qualify individually as accredited investors under the individual accredited investor test set forth above.

FOR TRUSTS ONLY (INITIAL IF APPLICABLE):

_______  1.       The undersigned hereby certifies that the trust which he/she
Initial           represents possesses total assets in excess of $5,000,000 and
Here              was not formed for the specific purpose of acquiring the
                  securities offered by ACMC, and that the purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Act.

_______  2.       The undersigned hereby certifies personally, and on behalf of
Initial           the trust that he/she represents, that such trust is a
Here              revocable trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors under the individual accredited investor test set forth above.

FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):

_______           The undersigned hereby acknowledges that he/she is acting as
Initial           an agent or trustee for the following person or entity:
Here              ______________________________________________________________

_______  2.       The undersigned hereby agrees to provide to ACMC, upon ACMC's
Initial           request, the following documents:
Here
                  (a)      a copy of the trust agreement, power of attorney or
                           other instrument granting the power and authority to execute and deliver the Agreement, or

                  (b) an opinion of counsel verifying the undersigned's power and authority to execute and deliver the Agreement and this letter.

         The representations and warranties contained herein shall survive the Closing of the transaction described in the Agreement.


Date: ________________                            _____________________________



                                                  _____________________________
                                                              (print name)